UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 28, 2007

GROEN BROTHERS AVIATION, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-18958

Utah	87-0489865
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2640 W. California Avenue
Salt Lake City, Utah  84104
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 973-0177

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2007, Groen Brothers Aviation, Inc. (the “Company”) received the approval of the holders of its Series B Preferred Stock to extend the redemption date of the Series B Preferred Stock from November 30, 2007 to June 30, 2008.  The Company amended its Articles of Incorporation on December 28, 2007 to reflect the extension of the redemption date and to add an optional redemption right at the election of the holders of Series B Preferred Stock exercisable at the election of the holder(s) of at least 80% of the outstanding shares of Series B Preferred Stock on or after March 1, 2008.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

3.1	Third Amendment to Fourth Restated Articles of Incorporation of Groen Brothers Aviation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2008	GROEN BROTHERS AVIATION, INC.

By: /s/ David Groen
David Groen
President and Chief Executive Officer
(Principal Executive Officer)

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